                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 22, 1999


                             HARCOURT GENERAL, INC.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                       1-4925              04-1619609
(State or Other Jurisdiction         (Commission           (IRS Employer
     of Incorporation)               File Number)        Identification No.)


   27 Boylston Street, Chestnut Hill, Massachusetts             02467
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)               (Zip Code)

                        (617) 232-8200
--------------------------------------------------------------
    (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On October 22, 1999, Harcourt General, Inc. ("Harcourt General") issued a press release regarding the distribution of all of the shares of Class B Common Stock, par value $.01 per share, of The Neiman Marcus Group, Inc. that Harcourt General holds to the holders of Harcourt General Common Stock and Harcourt General Class B Stock. A copy of this press release is attached hereto as
Exhibit 99.1. Such document is incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (b)  Pro Forma Financial Information.

          The pro forma financial statements of Harcourt General filed as part of this report are listed in the Financial Information Table of Contents appearing on page F-1 hereof.

     (c)  Exhibits

Exhibit   Description
-------   -----------

99.1 Press Release, dated October 22, 1999, regarding the distribution of shares of Class B Common Stock of The Neiman Marcus Group, Inc. to the holders of Harcourt General Common Stock and Harcourt General Class B Stock.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HARCOURT GENERAL, INC.



Dated:  November 1, 1999         By:  /s/ Eric P. Geller
                                    ---------------------------------------
                                      Eric P. Geller
                                      Senior Vice President, General Counsel and
                                      Secretary

                              FINANCIAL INFORMATION

                                TABLE OF CONTENTS


Unaudited Pro Forma Condensed Consolidated Statement of Earnings For The
         Year Ended October 31, 1998                                         F-2

Unaudited Pro Forma Condensed Consolidated Statement of Earnings For The
         Nine Months Ended July 31, 1999                                     F-3

Unaudited Pro Forma Condensed Consolidated Balance Sheet
         As Of July 31, 1999                                                 F-4

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements     F-6



                          UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

     The unaudited pro forma financial information presented herein gives effect to the Distribution (as defined in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements). The Unaudited Pro Forma Condensed Consolidated Statements of Earnings reflect adjustments as if the Distribution had occurred on November 1, 1997. The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects adjustments as if the Distribution had occurred on July 31, 1999.

     The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to present what the actual financial position or results of operations of Harcourt General would have been had the Distribution occurred on the dates specified, nor are they necessarily indicative of the financial position or results of operations that may be achieved in the future.

     The unaudited pro forma financial information is based on certain assumptions and adjustments described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements provided below and should be read in conjunction therewith and with the consolidated financial statements and related notes of Harcourt General for the fiscal year ended October 31, 1998 and the condensed consolidated financial statements of Harcourt General for the nine months ended July 31, 1999, in each case as filed with the Securities and Exchange Commission.

HARCOURT GENERAL, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
YEAR ENDED OCTOBER 31, 1998


                                                 HARCOURT
                                                GENERAL AS     PRO FORMA
                                                 REPORTED    ADJUSTMENTS(1)   PRO FORMA
                                               -----------------------------------------
                                                 (in thousands, except per share data)

Revenues                                       $ 4,235,254    ($2,373,347)   $ 1,861,907
Costs applicable to revenues                     2,233,627     (1,605,132)       628,495
Selling, general and administrative              1,555,906       (555,153)     1,000,753
Corporate expenses (2)                              34,837        (16,726)        18,111
                                               -----------    -----------    -----------
   Total operating earnings                        410,884       (196,336)       214,548

Investment income                                    4,880           --            4,880
Interest expense                                  (108,298)        21,862        (86,436)
                                               -----------    -----------    -----------

Earnings from continuing operations before
 income taxes and minority interest                307,466       (174,474)       132,992
Income tax expense                                (116,837)        70,887        (45,950)
                                               -----------    -----------    -----------

Earnings before minority interest                  190,629       (103,587)        87,042
Minority interest                                   49,013        (49,572)          (559)
                                               -----------    -----------    -----------

Net earnings from continuing operations        $   141,616    ($   54,015)   $    87,601
                                               ===========    ===========    ===========

Weighted average number of common and common
 equivalent shares outstanding:
Basic                                               70,837                        70,837
                                                    ======                        ======
Diluted                                             72,141                        72,141
                                                    ======                        ======
Earnings per common share:
Basic                                                $1.99                         $1.23
                                                     =====                         =====
Diluted                                              $1.96                         $1.21
                                                     =====                         =====



See Notes to Unaudited Pro Forma Financial Statements.

HARCOURT GENERAL, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
NINE MONTHS ENDED JULY 31, 1999



                                             HARCOURT GENERAL      PRO FORMA
                                               AS REPORTED      ADJUSTMENTS (1)     PRO FORMA
                                             -----------------------------------------------------

                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)

Revenues                                     $ 3,447,084          ($1,988,026)     $ 1,459,058
Costs applicable to revenues                   1,805,125           (1,331,205)         473,920
Selling, general and administrative            1,306,864             (477,502)         829,362
Corporate expenses (2)                            28,323              (12,118)          16,205
                                             -----------          -----------      -----------
  Total operating earnings                       306,772             (167,201)         139,571

Investment income                                 11,969                 --             11,969
Interest expense                                 (98,556)              19,185          (79,371)
                                             -----------          -----------      -----------
Earnings from continuing operations before
  income taxes and minority interest             220,185             (148,016)          72,169
Income tax expense                               (83,670)              58,528          (25,142)
                                             -----------          -----------      -----------

Earnings before minority interest                136,515              (89,488)          47,027
Minority interest                                 39,097              (42,589)          (3,492)
                                             -----------          -----------      -----------

Net earnings from continuing operations      $    97,418          ($   46,899)     $    50,519
                                             ===========          ===========      ===========

Weighted average number of common and
common equivalent shares outstanding:
Basic                                             71,093                                71,093
                                                  ======                                ======
Diluted                                           72,160                                72,160
                                                  ======                                ======

Earnings per common share:
Basic                                              $1.36                                 $0.70
                                                   =====                                 =====
Diluted                                            $1.35                                 $0.70
                                                   =====                                 =====

See Notes to Unaudited Pro Forma Financial Statements.

HARCOURT GENERAL, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JULY 31, 1999


                                                              PRO FORMA
                                             HARCOURT        ADJUSTMENTS
                                             GENERAL           FOR THE        OTHER PRO FORMA
                                           AS REPORTED     DISTRIBUTION-(1)    ADJUSTMENTS(3)    PRO FORMA
                                        ---------------------------------------------------------------------
                                                                      (IN THOUSANDS)

Cash and equivalents                      $    62,743      ($   39,592)                       $    23,151
Undivided interests in NMG Credit
  Card Master Trust                           185,268         (185,268)                              --
Accounts receivable, net                      536,260          (63,535)                           472,725
Inventories                                   800,747         (570,029)                           230,718
Deferred income taxes                         169,354          (24,058)                           145,296
Other current assets                           92,875          (43,887)                            48,988
                                          -----------      -----------                        -----------
    Total current assets                    1,847,247         (926,369)             --            920,878

Investment in NMG                                --             96,329            28,385          124,714

Property and equipment, net                   668,814         (521,268)                           147,546

Prepublication costs, net                     311,272             --                              311,272
Goodwill and other intangibles, net         1,711,990         (198,489)                         1,513,501
Other                                         109,977          (24,247)                            85,730
                                          -----------      -----------                        -----------

    Total other assets                      2,133,239         (222,736)             --          1,910,503
                                          -----------      -----------       -----------      -----------

    Total assets                          $ 4,649,300      ($1,574,044)      $    28,385      $ 3,103,641
                                          ===========      ===========       ===========      ===========

Notes payable and current maturities
  of long-term liabilities                $   168,801      ($   13,132)                       $   155,669
Accounts payable                              361,682      ($  174,855)                           186,827
Other current liabilities                     789,346         (232,979)                           556,367
                                          -----------      -----------                        -----------
    Total current liabilities               1,319,829         (420,966)             --            898,863

Notes and debentures                        1,644,170         (319,634)                         1,324,536
Other long-term liabilities                   259,817          (80,053)                           179,764
Deferred income taxes                         118,162          (37,139)           10,786           91,809
                                          -----------      -----------       -----------      -----------
    Total long-term liabilities             2,022,149         (436,826)           10,786        1,596,109

Minority interest                             321,445         (302,190)                            19,255

Preferred stock                                   894             --                                  894
Class B Stock                                  20,021                                              20,021

Common stock                                      51,098              --                               51,098
Paid in capital                                  747,905          (414,062)                           333,843
Accumulated other comprehensive
  (loss) gain                                    (12,886)             --              17,599            4,713
Retained earnings                                178,845              --                --            178,845
                                             -----------       -----------       -----------      -----------

    Total shareholders' equity                   985,877          (414,062)           17,599          589,414
                                             -----------       -----------       -----------      -----------

    Total liabilities and shareholders'
    equity                                   $ 4,649,300       ($1,574,044)      $    28,385      $ 3,103,641
                                             ===========       ===========       ===========      ===========

See Notes to Unaudited Pro Forma Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     On May 14, 1999, the Board of Directors of Harcourt General approved a plan to spin-off most of Harcourt General's controlling equity position in The Neiman Marcus Group, Inc. ("NMG") to its common stockholders in a tax-free distribution (the "Distribution"). In order for the Distribution to be tax-free to Harcourt General and its stockholders, a recapitalization plan for NMG was effected (the "Recapitalization"), pursuant to which Harcourt General's 26,429,502 shares of NMG common stock were converted into 4,988,542 shares of Class A Common Stock, par value $.01 per share, of NMG (the "Class A Common Stock") and 21,440,960 shares of Class B Common Stock, par value $.01 per share, of NMG (the "Class B Common Stock").

     On September 30, 1999, the Board of Directors of Harcourt General declared a dividend of all of the shares of Class B Common Stock held by Harcourt General to be distributed to holders of record of Harcourt General Common Stock and Harcourt General Class B Stock as of October 12, 1999. The Distribution was effected on October 22, 1999, and each holder of record received .3013 of a share of Class B Common Stock for each share of Harcourt General Common Stock and Harcourt General Class B Stock held. As a result of the Distribution, Harcourt General now owns 4,988,542 shares of Class A Common Stock (the "Retained Shares"), representing 18.1% of the total outstanding shares of Class A Common Stock, no shares of Class B Common Stock, and 10.2% of the total outstanding shares of Class A Common Stock and Class B Common Stock.

(1)  Adjusted to give effect to the Distribution and the Retained Shares.

(2) Harcourt General and NMG are parties to an Amended and Restated Intercompany Services Agreement pursuant to which Harcourt General provides certain accounting, financial, legal, tax and other corporate services to NMG.

(3) Adjusted to give effect to unrealized holding gains on the Retained Shares and the related deferred taxes thereon. The Retained Shares will be considered available-for-sale securities.

                                  EXHIBIT INDEX



Exhibit        Description

99.1 Press Release, dated October 22, 1999, regarding the distribution of shares of Class B Common Stock of The Neiman Marcus Group, Inc. to the holders of Harcourt General Common Stock and Harcourt General Class B Stock.